UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 15, 2008 (July 9, 2008)
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2728 N. Harwood Street, Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
5.02(e)
Plan Amendments.
     (1) On July 10, 2008, the stockholders of Centex Corporation, a Nevada corporation (the “Corporation”), approved the material terms of the performance goals under the Corporation’s 2003 Annual Incentive Compensation Plan (the “Annual Plan”), including (i) adding a new performance criterion, business process metrics (e.g., asset turns, cycle time, and one or more elements of efficiency or cost or expense), and (ii) revising the maximum award limit under the Annual Plan so that the maximum award that may be made to a participant for a fiscal year is an amount equal to $15 million. Executive officers of the Corporation receive awards under the Annual Plan. The Board of Directors of the Corporation had adopted the amendments on May 7, 2008, subject to stockholder approval. Approval of the performance goals was included in the Corporation’s proxy statement for its 2008 annual meeting of stockholders to be held on July 10, 2008 (the “2008 Proxy Statement”) as Proposal No. 4. As a result of the stockholder approval, the Corporation adopted the amendments to the Annual Plan. Additional information about the changes is included in the 2008 Proxy Statement. A copy of the Annual Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
     (2) On July 10, 2008, the stockholders of the Corporation approved the material terms of the performance goals and other amendments under the Corporation’s 2003 Equity Incentive Plan (the “2003 Equity Plan”), including (i) adding a new performance criterion, business process metrics (e.g., asset turns, cycle time, and one or more elements of efficiency or cost or expense), (ii) revising the maximum cash award limit under the 2003 Equity Plan so that the maximum award that may be made to a participant for a fiscal year is an amount equal to $15 million plus the Black-Scholes value of options to purchase 219,977 shares of common stock of the Corporation, (iii) increasing the number of shares available for grant under the 2003 Equity Plan by 3,500,000 shares, (iv) deleting the existing stock award sublimit feature and substituting a counting rule that requires that each whole stock award reduces the number of shares available for grant by 1.4 shares, and (v) deleting the feature of the 2003 Equity Plan that permits awards used to pay taxes to be added back to the shares available for award. Executive officers of the Corporation may receive awards under the 2003 Equity Plan. The Board of Directors of the Corporation had adopted the amendments on May 7, 2008, subject to stockholder approval. Approval of the performance goals was included in the 2008 Proxy Statement as Proposal No. 5, and approval of the other amendments was included in the 2008 Proxy Statement as Proposal No. 6. Additional information about the changes is included in the 2008 Proxy Statement. As a result of the stockholder approval, the Corporation adopted the amendments to the 2003 Equity Plan. A copy of the 2003 Equity Plan, as amended, is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Equity Awards.
On July 9, 2008, the Compensation and Management Development Committee of the Board of Directors of the Corporation (the “Compensation Committee”) made awards of restricted stock to the executive officers listed below (the “Award Recipients”) and to 11 other individuals, subject to applicable filing requirements of the Securities and Exchange Commission and the New York Stock Exchange to register and list the securities. These awards were in addition to the long-term compensation awards made in May 2008, and were subject to the approval by stockholders of Proposal No. 6 contained in the 2008 Proxy Statement, which increases the number of shares available for award under the 2003 Equity Plan. This proposal was approved by stockholders of the Corporation at the annual meeting of stockholders held on July 10, 2008 (see “Plan Amendments” above).
The Compensation Committee determined that the retention of the Award Recipients and the other awardees is critical to the future success of the Corporation, given the importance of the services they are engaged in providing at the current stage of the business cycle. None of the Award Recipients has an employment agreement with the Corporation. Accordingly, the Compensation Committee made these awards to ensure the stability of the

Corporation’s leadership team by providing an incentive for these individuals to remain with the Corporation during the four-year period that the awards vest (five years for the CEO). The Award Recipients are key to the Corporation’s realization of benefits associated with the Corporation’s core business process reengineering and other strategic initiatives that are intended to position the Corporation for future success.
The value of these awards, when added to the grant date value of the long-term awards granted to the Award Recipients to date in fiscal 2009, do not exceed the range of values of potential long-term awards approved by the Compensation Committee for each Award Recipient for fiscal 2009, except with respect to Mr. Eller. The Compensation Committee did not approve a range of values of potential long-term awards for Mr. Eller, the Corporation’s chief executive officer, age 59, as the Committee determined that it wanted to review his long-term awards in light of all the circumstances at the time of grant. Mr. Eller’s award will cliff vest five years after the grant date. Mr. Eller is integral to the implementation of the Corporation’s strategic plan, and the Board of Directors wants to ensure his continued focus on the successful execution of that plan. The other awards will vest in installments of one-third of the total amount awarded on each of the second, third and fourth anniversaries of the grant date. The right to receive the full value of the award is contingent on the officer’s continuous employment with the Corporation through each of the vesting dates. The officer will forfeit any unvested amounts upon his or her termination of employment, with certain exceptions. The Award Recipients will be entitled to vote the shares of restricted stock awarded and will be entitled to receive dividends along with other Centex stockholders.
The nature and amounts of the awards are as follows:

Award Recipient[1]			Restricted Stock Awards
			Grant Date Fair
Name	Age	Position	Value ($)[2]
Timothy R. Eller	59	Chairman and Chief Executive Officer	5,000,000
Catherine R. Smith	44	Executive Vice President and Chief Financial Officer	500,000
Robert S. Stewart	54	Senior Vice President – Strategy, Marketing, Sales and Corporate Development	400,000
Brian J. Woram	47	Senior Vice President, Chief Legal Officer and General Counsel	600,000

[1]	The persons receiving the awards are each “executive officers” of the Corporation and Named Executive Officers in the Corporation’s 2008 Proxy Statement. The Compensation Committee made other retention awards to persons who are not Named Executive Officers.

[2]	The number of shares of restricted stock will be determined by dividing the Grant Date Fair Value by the Fair Market Value of Centex common stock on the grant date.
The awards will be issued on August 1, 2008 (three days after the first quarter earnings release), in accordance with the Corporation’s equity-based grants and awards policy, or later, if necessary, to complete the required filings. The grant of the restricted stock awards was made pursuant to the terms of the 2003 Equity Plan and the terms of each officer’s restricted stock award agreement. A copy of the form of award agreement is filed as Exhibit 10.3 to this Report. The number of shares actually issued will be reported in Form 4’s for the Award Recipients filed after the grant date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 10, 2008, the stockholders of Centex Corporation, a Nevada corporation (the “Corporation”), approved an amendment and restatement of the Corporation’s Articles of Incorporation, including (i) incorporating prior amendments and articles of correction; (ii) removing the following provisions, which are no longer required: principal office address, the name and address of the registered office and agent, the names and addresses of the first board of directors, and the names and addresses of each of the incorporators; and (iii) removing Article Tenth, which sets forth a limitation on the liability of directors and officers, and provides for indemnification of directors, officers and other representatives. The amended and restated Articles of Incorporation was included in the Corporation’s proxy statement for its 2008 annual meeting of stockholders to be held on July 10, 2008 (the “2008 Proxy Statement”) as Proposal No. 3. Additional information about the changes is included in the 2008 Proxy Statement. As a result of the stockholder approval, the Corporation filed a Certificate to Accompany Restated Articles with the Secretary of State of Nevada which became effective upon the filing with and acceptance by the Secretary of State on July 10, 2008. A copy of the amended and restated Articles of Incorporation is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
On July 10, 2008, Centex Corporation, a Nevada corporation (the “Corporation”), issued a press release announcing the preliminary results of the voting on the matters submitted to stockholders at its 2008 annual meeting held on July 10, 2008. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.   The following exhibits are filed with this Report.

Filed Herewith or
Exhibit		Incorporated by
Number	Description	Reference

3.1	Amended and Restated Articles of Incorporation filed July 10, 2008	Filed herewith

10.1	Centex Corporation 2003 Annual Incentive Compensation Plan	Filed herewith

10.2	Centex Corporation 2003 Equity Incentive Plan	Filed herewith

10.3	Form of restricted stock award under 2003 Equity Incentive Plan	Filed herewith

99.1	Press release dated July 10, 2008	Filed herewith
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION
By:	/s/ James R. Peacock III
James R. Peacock III
Vice President, Deputy General Counsel and Secretary

Date: July 15, 2008

EXHIBIT INDEX

Filed Herewith or
Exhibit		Incorporated by
Number	Description	Reference

3.1	Amended and Restated Articles of Incorporation filed July 10, 2008	Filed herewith

10.1	Centex Corporation 2003 Annual Incentive Compensation Plan	Filed herewith

10.2	Centex Corporation 2003 Equity Incentive Plan	Filed herewith

10.3	Form of restricted stock award under 2003 Equity Incentive Plan	Filed herewith

99.1	Press release dated July 10, 2008	Filed herewith

4